EXHIBIT 99.1

           Enterprise Product Sales and International Revenue Growth
                        Highlight Dell's Third Quarter;
                 Strong Revenue Increases Reported for Storage,
                         Servers and Enhanced Services

     ROUND ROCK, Texas--(BUSINESS WIRE)--Nov. 10, 2005--Dell Inc. (NASDAQ:DELL):

     Continued successful application of Dell's unique direct business model and solid sales increases in enterprise products and services led the company to record revenue and units in fiscal third quarter 2006.
     Dell had record shipments of 9.2 million units worldwide in the quarter. The quarter was led by a 36 percent increase in revenue from enhanced services to $1.2 billion, a 35 percent increase from storage and a 16 percent increase from servers.
     Sales outside of the United States rose 20 percent from the same period a year ago and accounted for 40 percent of Dell's worldwide revenue in the quarter. Asia Pacific and Japan had particularly strong revenue growth of 20 percent year-over-year, led by rapid expansion in China with unit growth of 46 percent.
     Company revenue for the period ended Oct. 28 was $13.9 billion, a company record and up 11 percent year-over-year. Dell's earnings per share was 39 cents on a non-GAAP basis, up 18 percent from a year ago. Reported GAAP third-quarter earnings was 25 cents per share, reflecting a previously announced one-time charge of $442 million. The charge consisted of the cost of servicing certain OptiPlex systems that include a vendor part that failed to perform to Dell's specifications, workforce realignment, product rationalizations and excess facilities.


                       Third Quarter               Year to Date
(in millions,      FY'06    FY'05   Change    FY'06    FY'05   Change
 except share    -------- -------- -------- -------- -------- --------
 data)

Revenue          $13,911  $12,502    11%    $40,725  $35,748    14%
Non-GAAP
 Operating
 Income(a)       $ 1,196  $ 1,095     9%    $ 3,543  $ 3,067    16%
GAAP Operating
 Income          $   754  $ 1,095   (31%)   $ 3,101  $ 3,067     1%
Non-GAAP Net
 Income(a)(b)    $   944  $   846    12%    $ 2,813  $ 2,376    18%
GAAP Net Income  $   606  $   846   (28%)   $ 2,560  $ 2,376     8%
Non-GAAP
 EPS(a)(b)       $  0.39  $  0.33    18%    $  1.14  $  0.92    24%
GAAP EPS         $  0.25  $  0.33   (24%)   $  1.03  $  0.92    12%

(a) Non-GAAP results for the three- and nine-month periods ended
    October 28, 2005 exclude certain charges. See Itemized
    Reconciliation between Net Income on a GAAP and non-GAAP basis for the period ended October 28, 2005 table below.

(b) Non-GAAP results for the nine-month period ended October 28, 2005 also exclude the impact of an $85 million ($0.03 per share) tax benefit related to a revised estimate of taxes on the repatriation of earnings under the American Jobs Creation Act of 2004 recorded in the second quarter of fiscal year 2006.


     "Our operating performance was again exceptional by any comparable measure," Kevin Rollins, Dell's chief executive officer, said. "However, we hold ourselves to higher standards."
     As such, Mr. Rollins said, Dell has made recent moves that further streamline several parts of its business.
     "We're always looking for better ways to improve the efficiencies of our business," he said. "Customers in every major market of the world are significantly and increasingly choosing to do business directly with Dell, so we are able to make these changes from a position of strength. The changes will reduce complexity and cost, improve customer value and satisfaction, and encourage strong profitable growth in all products, segments and regions."
     Cash flow from operations for the quarter was $1.1 billion and $3.3 billion year-to-date. Dell ended the quarter with $12.3 billion in cash and investments. Dell spent $1.4 billion to repurchase 41 million shares during the third quarter and year-to-date has repurchased almost 140 million shares.
     The company expects fourth quarter revenue of $14.6 to $15.0 billion and earnings per share of $0.40 to $0.42. The company plans to repurchase at least $1.7 billion in stock during the fourth quarter.

     Product and Service Performance

     Dell continued to hold the No. 1 worldwide share position for computer shipments. Globally, the company had a 21 percent increase in server shipments year-over-year. Dell's server offerings were enhanced during the quarter with the addition of multi-core Intel Xeon technology in the single-, dual- and four-socket server and workstation product lines, delivering up to 51 percent greater performance while maintaining a common system image for both single- and multi-core systems.
     Revenue for storage products, up 35 percent year-over-year, grew at a rate of more than three times that of the industry. Demand for server and storage products also helped drive revenue growth for Dell's enhanced services of 36 percent year-over-year. Dell continues to make investments in its service operations and expand its offerings to continue improving support for all customers. In a recent survey of IT executives by CIO Magazine, Dell was rated No. 1 among leading vendors for providing "impeccable customer service."
     With the increasing flexibility of wireless Internet access, more customers are moving from desktop platforms to wireless notebook computers. Sales of Dell's mobility products in the quarter continued to reflect the shift as shipments increased 38 percent year-over-year. Software and peripherals revenue grew 25 percent year-over-year, driven by imaging and displays. Dell's laser shipments doubled year-over-year, led by growth in color laser printer shipments. Shipments of replacement ink and toner cartridges also nearly doubled year-over-year.

     Regional Performance

     Dell's global growth continued in all regions in the third quarter. Revenue in Europe, Middle East and Africa (EMEA) was up 25 percent year-over-year outside the United Kingdom and 19 percent for the entire region. The U.K. experienced less revenue growth because of slower spending in its public sector. The region had growth across all product categories and a 72 percent year-over-year revenue increase in enhanced services. Mobility product shipments increased 48 percent year-over-year. Germany had revenue growth of 25 percent and France had revenue growth of 26 percent.
     Asia Pacific and Japan had significant growth year-over-year in Dell's most strategic product categories. Revenue for enhanced services in the region increased 71 percent in the quarter. Mobility products revenue increased 26 percent year-over-year on the strength of 55 percent year-over-year growth in unit shipments. China, a key market for Dell in the region, had revenue growth of 29 percent on unit shipment growth of 46 percent year-over-year, led by the home and small business sector.
     Storage revenue was up 44 percent year-over-year in the Americas to lead enterprise growth. Servers and networking revenue increased 16 percent and enhanced services increased 23 percent year-over-year in the region. Growth in sales of servers, storage and mobility products helped to drive an overall revenue increase of 22 percent year-over-year for Americas International. Growth in the Americas was affected by a decline in the U.S. Consumer business.

     About Dell

     Dell Inc. (NASDAQ:DELL) is a trusted and diversified information-technology supplier and partner, and sells a comprehensive portfolio of products and services directly to customers worldwide. Dell, recognized by Fortune magazine as America's most admired company and No. 3 globally, designs, builds and delivers innovative, tailored systems that provide customers with exceptional value. Company revenue for the last four quarters was $54.2 billion. For more information about Dell and its products and services, visit www.dell.com.

     Special Note

     Statements in this press release that relate to future results and events (including statements about Dell's anticipated financial and operating performance) are forward-looking statements based on Dell's current expectations. Actual results in future periods could differ materially from those projected in these forward-looking statements because of a number of risks and uncertainties including: general economic, business and industry conditions; the level and intensity of competition in the technology industry and the pricing pressures that have resulted; local economic and labor conditions, political instability, unexpected regulatory changes, trade protection measures, tax laws and fluctuations in foreign currency exchange rates; the ability to accurately predict product, customer and geographic sales mix; the ability to timely and effectively manage periodic product transitions; reliance on third-party suppliers for product components, including dependence on several single-source supplier relationships; the ability to effectively manage operating costs; the failure to attract and retain qualified personnel; the level of demand for the products and services Dell offers; the ability to manage inventory levels to minimize excess inventory, declining inventory values and obsolescence; and the effect of armed hostilities, terrorism, natural disasters and public health issues on the economy generally, on the level of demand for Dell's products and services and on Dell's ability to manage its supply and delivery logistics in such an environment. Additional discussion of these and other factors affecting Dell's business and prospects is contained in Dell's periodic filings with the Securities and Exchange Commission.

     Use of Non-GAAP Financial Information

     This press release includes additional non-GAAP measures of gross margin, operating expenses, operating income, income before income taxes, income taxes, net income and earnings per share. These non-GAAP measures have been adjusted to exclude costs of servicing certain OptiPlex systems, workforce realignment, product rationalizations and excess facilities charges recorded in the third quarter of fiscal year 2006. These non-GAAP measures also exclude the income tax benefit related to the repatriation of earnings under the American Jobs Creation Act recorded in the second quarter of fiscal year 2006. These adjustments to Dell's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and Dell's marketplace performance. Management believes that these additional non-GAAP measures provide a basis for which meaningful year-over-year operating performance comparisons can be made. The presentation of this additional information is not meant to be a substitute for financial statements prepared in accordance with generally accepted accounting principles in the United States. See Itemized Reconciliation between Net Income on a GAAP and non-GAAP basis for the period ended October 28, 2005 table below.

     Consolidated statements of income, financial position and cash flows follow.

     Dell is a trademark of Dell Inc.

     Dell disclaims any proprietary interest in the marks and names of others.


                              DELL INC.
             Condensed Consolidated Statement of Income
                   and Related Financial Highlights
                 (in millions, except per share data)
                             (unaudited)


                          Three Months Ended
                      --------------------------    % Growth Rates
                      Oct. 28, July 29, Oct. 29, ---------------------
                        2005     2005     2004   Sequential Yr. to Yr.
                      -------- -------- -------- ---------- ----------

Net revenue           $13,911  $13,428  $12,502      4%        11%
Cost of revenue        11,322   10,929   10,189      4%        11%
Other product
 charges(a)               338       --       --
                      -------- -------- --------
 Gross margin           2,251    2,499    2,313    (10%)       (3%)
Selling, general and
 administrative(a)      1,391    1,204    1,101     16%        26%
Research, development
 and engineering          106      122      117    (13%)       (9%)
                      -------- -------- --------
 Total operating
  expenses              1,497    1,326    1,218     13%        23%
                      -------- -------- --------
 Operating income         754    1,173    1,095    (36%)      (31%)
Investment and other
 income, net               50       61       48    (18%)        4%
                      -------- -------- --------
Income before income
 taxes                    804    1,234    1,143    (35%)      (30%)
Income tax
 provision(a)             198      214      297     (8%)      (34%)
                      -------- -------- --------
 Net income(a)           $606   $1,020     $846    (41%)      (28%)
                      ======== ======== ========

Earnings per common
 share:
 Basic                  $0.25    $0.42    $0.34
                      ======== ======== ========
 Diluted                $0.25    $0.41    $0.33
                      ======== ======== ========

Weighted average
 shares outstanding:
 Basic                  2,395    2,418    2,493
 Diluted                2,435    2,478    2,546

Percentage of Total
 Net Revenue:
-------------------
Gross margin             16.2%    18.6%    18.5%
Selling, general and
 administrative          10.0%     9.0%     8.8%
Research, development
 and engineering          0.8%     0.9%     0.9%
Operating expenses       10.8%     9.9%     9.7%
Operating income          5.4%     8.7%     8.8%
Income before
 income taxes             5.8%     9.2%     9.1%
Net income                4.4%     7.6%     6.8%
Income tax rate          24.6%    17.4%    26.0%

Net Revenue
 by Geographic Region
 (in billions):
---------------------
Americas                 $9.2     $8.9     $8.6      4%         8%
Europe                    3.1      2.9      2.6      6%        19%
Asia Pacific -- Japan     1.6      1.6      1.3     (3%)       20%

Percentage of Total
 Net Revenue:
-------------------
Americas                   66%      66%      68%
Europe                     22%      22%      21%
Asia Pacific -- Japan      12%      12%      11%

Net Revenue
 by Product Category
 (in billions):
--------------------
Desktop PCs              $5.1     $5.1     $5.2      2%        (2%)
Mobility                  3.6      3.4      3.1      4%        14%
Servers and Networking    1.4      1.3      1.2      4%        16%
Storage                   0.5      0.4      0.3     11%        35%
Enhanced Services         1.2      1.2      1.0      7%        36%
Software and
 Peripherals              2.1      2.0      1.7      4%        25%

Percentage of Total
 Net Revenue:
-------------------
Desktop PCs                37%      37%      42%
Mobility                   26%      26%      25%
Servers and Networking     10%      10%       9%
Storage                     3%       3%       3%
Enhanced Services           9%       9%       7%
Software and
 Peripherals               15%      15%      14%

Note: Percentage growth rates and ratios are calculated based on underlying data in thousands.

(a) See Itemized Reconciliation for further discussion.



                              DELL INC.
             Condensed Consolidated Statement of Income
                   and Related Financial Highlights
                 (in millions, except per share data)
                             (unaudited)


                                      Nine Months Ended
                                      ----------------- % Growth Rates
                                      Oct. 28, Oct. 29, --------------
                                        2005     2004     Yr. to Yr.
                                      -------- -------- --------------

Net revenue                           $40,725  $35,748       14%
Cost of revenue                        33,146   29,228       13%
Other product charges(a)                  338       --
                                      -------- --------
 Gross margin                           7,241    6,520       11%
Selling, general and administrative(a)  3,802    3,100       23%
Research, development and engineering     338      353       (4%)
                                      -------- --------
 Total operating expenses               4,140    3,453       20%
                                      -------- --------
 Operating income                       3,101    3,067        1%
Investment and other income, net          170      143       19%
                                      -------- --------
Income before income taxes              3,271    3,210        2%
Income tax provision(a)                   711      834      (15%)
                                      -------- --------
 Net income(a)                         $2,560   $2,376        8%
                                      ======== ========

Earnings per common share:
 Basic                                  $1.06    $0.94
                                      ======== ========
 Diluted                                $1.03    $0.92
                                      ======== ========

Weighted average shares outstanding:
 Basic                                  2,423    2,517
 Diluted                                2,476    2,572

Percentage of Total Net Revenue:
--------------------------------
Gross margin                             17.8%    18.2%
Selling, general and administrative       9.4%     8.7%
Research, development and engineering     0.8%     1.0%
Operating expenses                       10.2%     9.7%
Operating income                          7.6%     8.6%
Income before income taxes                8.0%     9.0%
Net income                                6.3%     6.6%
Income tax rate                          21.7%    26.0%

Net Revenue by Geographic Region
 (in billions):
--------------------------------
Americas                                $26.6    $24.0       11%
Europe                                    9.2      7.7       20%
Asia Pacific -- Japan                     4.9      4.0       21%

Percentage of Total Net Revenue:
--------------------------------
Americas                                   65%      67%
Europe                                     23%      22%
Asia Pacific -- Japan                      12%      11%

Net Revenue by Product Category
 (in billions):
-------------------------------
Desktop PCs                             $15.5    $15.2        2%
Mobility                                 10.3      8.7       18%
Servers and Networking                    4.0      3.6       12%
Storage                                   1.3      0.9       36%
Enhanced Services                         3.5      2.6       36%
Software and Peripherals                  6.1      4.7       29%

Percentage of Total Net Revenue:
--------------------------------
Desktop PCs                                38%      43%
Mobility                                   25%      24%
Servers and Networking                     10%      10%
Storage                                     3%       3%
Enhanced Services                           9%       7%
Software and Peripherals                   15%      13%

Note: Percentage growth rates and ratios are calculated based on underlying data in thousands.

(a) See Itemized Reconciliation for further discussion.


                              DELL INC.
         Non-GAAP Condensed Consolidated Statement of Income
                   and Related Financial Highlights
                 (in millions, except per share data)
                             (unaudited)


                          Three Months Ended
                      --------------------------    % Growth Rates
                      Oct. 28, July 29, Oct. 29, ---------------------
                       2005(a)  2005(b)   2004   Sequential Yr. to Yr.
                      -------- -------- -------- ---------- ----------

Net revenue           $13,911  $13,428  $12,502      4%        11%
Non-GAAP cost
 of revenue            11,322   10,929   10,189      4%        11%
                      -------- -------- --------
 Non-GAAP gross margin  2,589    2,499    2,313      4%        12%
Non-GAAP selling,
 general and
 administrative         1,287    1,204    1,101      7%        17%
Research, development
 and engineering          106      122      117    (13%)       (9%)
                      -------- -------- --------
 Non-GAAP operating
  expenses              1,393    1,326    1,218      5%        14%
                      -------- -------- --------
 Non-GAAP operating
  income                1,196    1,173    1,095      2%         9%
Investment and other
 income, net               50       61       48    (18%)        4%
                      -------- -------- --------
Non-GAAP income before
 income taxes           1,246    1,234    1,143      1%         9%
Non-GAAP income tax
 provision                302      299      297      1%         2%
                      -------- -------- --------
 Non-GAAP net income     $944     $935     $846      1%        12%
                      ======== ======== ========

Non-GAAP earnings
 per common share:
 Basic                  $0.39    $0.39    $0.34
                      ======== ======== ========
 Diluted                $0.39    $0.38    $0.33
                      ======== ======== ========

Weighted average
 shares outstanding:
 Basic                  2,395    2,418    2,493
 Diluted                2,435    2,478    2,546

Non-GAAP Percentage
 of Total Net Revenue:
----------------------
Gross margin             18.6%    18.6%    18.5%
Selling, general and
 administrative           9.2%     9.0%     8.8%
Research, development
 and engineering          0.8%     0.9%     0.9%
Operating expenses       10.0%     9.9%     9.7%
Operating income          8.6%     8.7%     8.8%
Income before
 income taxes             9.0%     9.2%     9.1%
Net income                6.8%     7.0%     6.8%
Income tax rate          24.2%    24.2%    26.0%

Net Revenue by
 Geographic Region
 (in billions):
------------------
Americas                 $9.2     $8.9     $8.6      4%         8%
Europe                    3.1      2.9      2.6      6%        19%
Asia Pacific -- Japan     1.6      1.6      1.3     (3%)       20%

Percentage of Total
 Net Revenue:
-------------------
Americas                   66%      66%      68%
Europe                     22%      22%      21%
Asia Pacific -- Japan      12%      12%      11%

Net Revenue by Product
 Category (in billions):
------------------------
Desktop PCs              $5.1     $5.1     $5.2      2%        (2%)
Mobility                  3.6      3.4      3.1      4%        14%
Servers and Networking    1.4      1.3      1.2      4%        16%
Storage                   0.5      0.4      0.3     11%        35%
Enhanced Services         1.2      1.2      1.0      7%        36%
Software and
 Peripherals              2.1      2.0      1.7      4%        25%

Percentage of Total
 Net Revenue:
-------------------
Desktop PCs                37%      37%      42%
Mobility                   26%      26%      25%
Servers and Networking     10%      10%       9%
Storage                     3%       3%       3%
Enhanced Services           9%       9%       7%
Software and
 Peripherals               15%      15%      14%

Note: Percentage growth rates and ratios are calculated based on underlying data in thousands.

(a) All Non-GAAP amounts have been adjusted to exclude other product charges and certain non-recurring charges included in selling, general and administrative expenses. See Itemized Reconciliation.

(b) Non-GAAP income tax provision, net income and related ratios have been adjusted to exclude an income tax benefit of $85 million. See Itemized Reconciliation.


                              DELL INC.
         Non-GAAP Condensed Consolidated Statement of Income
                   and Related Financial Highlights
                 (in millions, except per share data)
                             (unaudited)


                                      Nine Months Ended
                                      ----------------- % Growth Rates
                                      Oct. 28, Oct. 29, --------------
                                       2005(a)  2004(b)   Yr. to Yr.
                                      -------- -------- --------------

Net revenue                           $40,725  $35,748       14%
Non-GAAP cost of revenue               33,146   29,228       13%
                                      -------- --------
 Non-GAAP gross margin                  7,579    6,520       16%
Non-GAAP selling, general and
 administrative                         3,698    3,100       19%
Research, development and engineering     338      353       (4%)
                                      -------- --------
 Non-GAAP operating expenses            4,036    3,453       17%
                                      -------- --------
 Non-GAAP operating income              3,543    3,067       16%
Investment and other income, net          170      143       19%
                                      -------- --------
Non-GAAP income before income taxes     3,713    3,210       16%
Non-GAAP income tax provision             900      834        8%
                                      -------- --------
 Non-GAAP net income                   $2,813   $2,376       18%
                                      ======== ========

Non-GAAP earnings per common share:
 Basic                                  $1.16    $0.94
                                      ======== ========
 Diluted                                $1.14    $0.92
                                      ======== ========

Weighted average shares outstanding:
 Basic                                  2,423    2,517
 Diluted                                2,476    2,572

Non-GAAP Percentage
 of Total Net Revenue:
----------------------
Gross margin                             18.6%    18.2%
Selling, general and administrative       9.1%     8.7%
Research, development and engineering     0.8%     1.0%
Operating expenses                        9.9%     9.7%
Operating income                          8.7%     8.6%
Income before income taxes                9.1%     9.0%
Net income                                6.9%     6.6%
Income tax rate                          24.2%    26.0%

Net Revenue by Geographic Region
 (in billions):
--------------------------------
Americas                                $26.6    $24.0       11%
Europe                                    9.2      7.7       20%
Asia Pacific -- Japan                     4.9      4.0       21%

Percentage of Total Net Revenue:
--------------------------------
Americas                                   65%      67%
Europe                                     23%      22%
Asia Pacific -- Japan                      12%      11%

Net Revenue by Product Category
 (in billions):
-------------------------------
Desktop PCs                             $15.5    $15.2        2%
Mobility                                 10.3      8.7       18%
Servers and Networking                    4.0      3.6       12%
Storage                                   1.3      0.9       36%
Enhanced Services                         3.5      2.6       36%
Software and Peripherals                  6.1      4.7       29%

Percentage of Total Net Revenue:
--------------------------------
Desktop PCs                                38%      43%
Mobility                                   25%      24%
Servers and Networking                     10%      10%
Storage                                     3%       3%
Enhanced Services                           9%       7%
Software and Peripherals                   15%      13%

Note: Percentage growth rates and ratios are calculated based on underlying data in thousands.

(a) All Non-GAAP amounts have been adjusted to exclude other product charges and certain non-recurring charges included in selling, general and administrative expenses. See Itemized Reconciliation.

(b) Non-GAAP income tax provision, net income and related ratios have been adjusted to exclude an income tax benefit of $85 million. See Itemized Reconciliation.


                              DELL INC.
             Itemized Reconciliation between Net Income
                     on a GAAP and Non-GAAP basis
                            (in millions)
                             (unaudited)

                                 Three Months Three Months Nine Months
                                    Ended        Ended        Ended
                                   Oct. 28,     July 29,    Oct. 28,
                                     2005         2005        2005
                                 ------------ ------------ -----------

GAAP net income                         $606       $1,020      $2,560

 Other product charges(a)                338           --         338
 Selling, general and
  administrative charges(b)              104           --         104
                                 ------------ ------------ -----------
 Total non-GAAP adjustments to
  net income                             442           --         442

Income tax effect on reconciling
 items                                   104           --         104
American Jobs Creation Act tax
 adjustment(c)                            --           85          85
                                 ------------ ------------ -----------
 Non-GAAP net income                    $944         $935      $2,813
                                 ============ ============ ===========


(a) Other product charges relate to costs of servicing certain
    OptiPlex systems that include a vendor part that failed to perform to Dell's specifications of $307 million, product rationalizations, and workforce realignment charges.

(b) Charges relate to workforce realignment expenses, primarily for severance and related costs of $50 million, cost of operating leases on office space no longer utilized of $25 million, and a write-off of goodwill of $29 million.

(c) Non-GAAP results for the three month period ended July 29, 2005 and the nine month period ended October 28, 2005 exclude the impact of an $85 million income tax benefit related to a revised estimate of taxes on the repatriation of earnings under the American Jobs Creation Act of 2004 recorded in the second quarter of fiscal year 2006.



                              DELL INC.
       Condensed Consolidated Statement of Financial Position
                   and Related Financial Highlights
      (in millions, except for "Ratios" and "Other information")
                             (unaudited)

                                            Oct. 28, July 29, Oct. 29,
                                              2005     2005     2004
                                            -------- -------- --------
Assets:
-------
Current assets:
 Cash and cash equivalents                   $6,841   $6,337   $4,525
 Short-term investments                       2,440    2,709    2,969
 Accounts receivable, net                     4,860    4,443    4,167
 Inventories                                    582      570      415
 Other                                        2,841    2,739    2,124
                                            -------- -------- --------
  Total current assets                       17,564   16,798   14,200
Property, plant and equipment, net            1,895    1,843    1,627
Investments                                   2,994    3,625    4,942
Other non-current assets                        421      345      285
                                            -------- -------- --------
  Total assets                              $22,874  $22,611  $21,054
                                            ======== ======== ========


Liabilities and Stockholders' Equity:
-------------------------------------
Current liabilities:
 Accounts payable                            $9,376   $9,196   $8,067
 Accrued and other                            5,871    5,172    4,707
                                            -------- -------- --------
  Total current liabilities                  15,247   14,368   12,774
Long-term debt                                  504      504      505
Other non-current liabilities                 2,302    2,230    1,895
                                            -------- -------- --------
  Total liabilities                          18,053   17,102   15,174
Stockholders' equity                          4,821    5,509    5,880
                                            -------- -------- --------
Total liabilities
 and stockholders' equity                   $22,874  $22,611  $21,054
                                            ======== ======== ========


Ratios:
-------
Days supply in inventory(b)                       5        5        4
Days of sales outstanding(a)                     34       33       33
Days in accounts payable(b)                      75       76       71
                                            -------- -------- --------
Cash conversion cycle                           (36)     (38)     (34)

Other Information:
------------------
Headcount (approximate)                      63,700   61,400   53,000
Average total revenue/unit
 (approximate)                               $1,520   $1,480   $1,570


Note: Ratios are calculated based on underlying data in thousands.

(a) Days of sales outstanding includes the effect of product costs related to in-transit customer shipments that are classified in other current assets. For the periods ended October 28, 2005, July 29, 2005, and October 29, 2004, days of sales outstanding included days of sales in accounts receivable and days of in-transit customer shipments of 31 and 3 days; 30 and 3 days; and 30 and 3 days respectively.

(b) Days supply in inventory and days in accounts payable have been calculated excluding the charges on the Itemized Reconciliation for the period ended October 28, 2005. Days supply in inventory calculated including the charges in cost of revenue is 4 days and days in accounts payable including the charges is 72 days.



                              DELL INC.
            Condensed Consolidated Statement of Cash Flows
                            (in millions)
                             (unaudited)

                                              Three Months Nine Months
                                                 Ended        Ended
                                              ------------------------
                                                  October 28, 2005
                                              ------------------------

Cash flows from operating activities:
 Net income                                          $606      $2,560
  Adjustments to reconcile net income to net
   cash provided by operating activities:
  Depreciation and amortization                        98         286
  Tax benefits from employee stock plans               30         153
  Effects of exchange rate changes on monetary
   assets and liabilities denominated in
   foreign currencies                                   9          24
  Other                                                44         104
 Changes in:
  Operating working capital                           247        (200)
  Non-current assets and liabilities                  114         330
                                              ------------ -----------
   Net cash provided by operating activities        1,148       3,257

Cash flows from investing activities:
 Investments:
  Purchases                                        (1,749)     (4,762)
  Maturities and sales                              2,623       8,693
 Capital expenditures                                (160)       (507)
                                              ------------ -----------
   Net cash provided by investing activities          714       3,424

Cash flows from financing activities:
 Repurchase of common stock                        (1,450)     (5,250)
 Issuance of common stock
  under employee plans and other                      146         773
                                              ------------ -----------
   Net cash used in financing activities           (1,304)     (4,477)

Effect of exchange rate changes
 on cash and cash equivalents                         (54)       (110)
                                              ------------ -----------
Net increase in cash and cash equivalents             504       2,094

Cash and cash equivalents at beginning
 of period                                          6,337       4,747
                                              ------------ -----------
Cash and cash equivalents at end of period         $6,841      $6,841
                                              ============ ===========


Additional supplemental information is available on our website at http://www.dell.com/downloads/global/corporate/conferences/ q3fy06_earnings_pres.pdf

(Due to its length, this URL may need to be copied/pasted into your Internet browser's address field. Remove the extra space if one exists.)


     CONTACT: Dell Inc., Round Rock
              Media Contacts:
              Jess Blackburn, 512-725-0187
              jess_blackburn@dell.com
              or
              David Frink, 512-728-2678
              david_frink@dell.com
               or
              Investor Contacts:
              Lynn A. Tyson, 512-723-1130
              lynn_tyson@dell.com
              or
              Robert Williams, 512-728-7570
              robert_williams@dell.com